UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2019

PARADISE, INC.

(Exact name of registrant as specified in its Charter)

Florida	0-3026	59-1007583
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 W. Dr. Martin Luther King, Jr. Blvd., Plant City, Florida	33563
(Address of Principal Executive Offices)	(Zip Code)

(813) 752-1155

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 8.01.	Other Events.

On August 29, 2019, the Board of Directors (the “Board”) of Paradise, Inc. (the “Company”) declared a special distribution to the Company’s shareholders in the aggregate amount of $5,196,000, or $10.00 per share, as an initial distribution as contemplated in the Company’s definitive proxy statement on Schedule 14A filed on July 8, 2019 (the “Proxy Statement”). The distribution is expected to be paid on September 12, 2019 or as soon as practicable thereafter to shareholders of record as of the close of business on September 11, 2019. For more information, please refer to the letter to shareholders attached hereto as Exhibit 99.1.

As also contemplated in the Proxy Statement, the Board determined on August 29, 2019 that it is advisable and in the best interest of the Company to terminate and/or suspend all of the Company’s reporting obligations under the Securities Exchange Act of 1934, as amended (the “Deregistration”), and for that purpose authorized the Company to file such documents with the Securities and Exchange Commission as are necessary or appropriate in order to effectuate the Deregistration as soon as practicable. The Company expects to file a Form 15 in connection with the Deregistration.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Letter to Shareholders.

Cautionary Note Regarding Forward-Looking Statements.

The statements in this Current Report on Form 8-K that are not historical, including without limitation statements regarding the Company’s beliefs, expectations, prospects or strategic plans or any other future events, including without limitation the expected distribution date or date of Deregistration, constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact should be considered “forward-looking statements” for these purposes. In some cases, forward-looking statements can be identified by the use of such terminology as “may,” “will,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “potential,” or “continues,” or the negative thereof or other similar words. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we can give no assurance that such expectations or any of our forward-looking statements will prove to be correct. Forward-looking statements are subject to inherent risks and uncertainties, and actual results and developments may be materially different from those expressed or implied by the forward-looking statements.

Information on risks we face is contained in our filings with the SEC, including our Form 10-K for the fiscal year ended December 31, 2018, and the definitive proxy statement on Schedule 14A filed on July 8, 2019. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

PARADISE, INC.
(Registrant)

Date: September 9, 2019	/s/ Randy S. Gordon
Randy S. Gordon
President/CEO
(Principal Executive Officer)